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                                 EXHIBIT 10.445

                                    GUARANTY


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               This GUARANTY, dated as of August 11, 2000, is by CENTRAL CHECK
CASHING, INC., a California corporation, and CENTRAL CONSUMER COMPANY OF NEVADA, a Nevada corporation (individually a "Guarantor", collectively "Guarantors"), in favor of the Lenders (as below defined) and UNION BANK OF CALIFORNIA, N.A., as agent (in such capacity, the "Agent") for the financial institutions (the "Lenders") from time to time party to that certain Credit Agreement dated as of August 11, 2000, among Central Consumer Finance Company, a Delaware corporation (the "Borrower"), the Lenders and the Agent.

                                    Recitals

               A. The Borrower, the Agent, and the Lenders entered into a Credit Agreement dated as of August 11, 2000. The Credit Agreement as now in effect or hereafter extended, renewed, modified, supplemented, amended or restated is hereinafter called the "Credit Agreement".

               B. The Lenders are willing to make certain Loans to the Borrower as provided in the Credit Agreement on the condition (among others) that the Guarantors enter into this Guaranty.

               C. The Guarantors, as Subsidiaries of the Borrower, will derive substantial and direct benefits (which benefits are hereby acknowledged by the Guarantors) from the Loans and other benefits to be provided to the Borrower under the Credit Agreement.

               D. In order to induce the Lenders to make such Loans available to the Borrower as provided in the Credit Agreement, and for other valuable consideration, the Guarantors issue this Guaranty.

        1. Definitions. Unless otherwise defined herein, capitalized terms used in this Guaranty have the meanings given to them from time to time in the Credit Agreement. References to the Lenders or any Lender herein shall include the Agent in its capacity as a Lender. As used herein, "Guaranteed Obligations" means (a) the "Obligations" as defined in the Credit Agreement and includes all obligations, liabilities and indebtedness of every kind and character, whether now existing or hereafter arising, whether absolute or contingent, and whether direct or indirect, arising directly or indirectly under or pursuant to any one or more of the Loan Documents, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy, would accrue on such obligations, liabilities or indebtedness), fees (including, without limitation, reasonable attorneys' fees of outside counsel and the reasonable allocated fees of internal counsel) or expenses, (b) all obligations, liabilities and indebtedness of Borrower to Union Bank of California, N.A. of every kind and character, whether now existing or hereafter arising, whether absolute or contingent, and whether direct or indirect, arising directly or indirectly under or pursuant to any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices, whether for principal, interest (including, without limitation, interest that, but for the


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filing of a petition in bankruptcy, would accrue on such obligations, liabilities or indebtedness), fees (including, without limitation, reasonable attorneys' fees of outside counsel and the reasonable allocated fees of internal counsel) or expenses, and (c) all obligations, liabilities and indebtedness of Borrower to Union Bank of California, N.A. of every kind and character, whether now existing or hereafter arising, whether absolute or contingent, and whether direct or indirect, arising directly or indirectly under or pursuant to any cash management or related services including the automatic clearing house transfer of funds by the Bank for the account of Borrower pursuant to agreement or overdrafts, whether for principal, interest (including, without limitation, interest that, but for the filing of a petition in bankruptcy, would accrue on such obligations, liabilities or indebtedness), fees (including, without limitation, reasonable attorneys' fees of outside counsel and the reasonable allocated fees of internal counsel) or expenses.

        2. Guaranty.

        2.1 Guaranty. (a)Each Guarantor hereby, jointly and severally, irrevocably, absolutely, and unconditionally guarantees the full and punctual payment or performance when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all of the Guaranteed Obligations, including (i) Guaranteed Obligations in respect of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code or the operation of Sections 502(b) and 506(b) of the Bankruptcy Code; and (ii) Guaranteed Obligations to deliver and pledge cash collateral upon certain events. This Guaranty constitutes a guaranty of payment and performance when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that the Agent or any Lender exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower (or any other Person) before or as a condition to the obligations of the Guarantors hereunder. The Agent or any Lender may permit the indebtedness of the Borrower to the Agent or any Lender to include indebtedness other than the Guaranteed Obligations, and may apply any amounts received from any source, other than from the Guarantors, to that portion of Borrower's indebtedness to the Agent or any Lender which is not a part of the Guaranteed Obligations.

        (b) To secure all of the Guarantors' obligations hereunder, each Guarantor assigns and grants to Lender a security interest in all moneys, securities, and other property of such Guarantor now or hereafter in the possession of Lender, all deposit accounts of such Guarantor maintained with Lender, and all proceeds thereof. Upon default or breach of any Guarantor's obligations to Lender, Lender may apply any deposit account to reduce the indebtedness, and may foreclose any collateral as provided in the Uniform Commercial Code and in any security agreements between Lender and Guarantor.

        2.2 Obligations Independent. The obligations hereunder are independent of the obligations of the Borrower, and a separate action or actions may be brought and prosecuted against one or more of the Guarantors whether action is brought against the Borrower or whether the Borrower or any other guarantor be joined in any such


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                action or actions; and each Guarantor waives the benefit of any statute of limitations affecting such Guarantor's liability hereunder.

        2.3 Limit of Liability. Notwithstanding anything to the contrary contained herein:

        (a) Each Guarantor shall be liable hereunder only for the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code or comparable provisions of any applicable state law; provided that such amount shall be presumed to be the entire amount of the Guaranteed Obligations. If, any Guarantor claims that such Guarantor's liability hereunder is less than the entire amount of the Guaranteed Obligations, such Guarantor shall have the burden of proving, by clear and convincing evidence, that such Guarantor's liability hereunder should be so limited since the information concerning, and the circumstances of, the financial condition of such Guarantor are more readily available to and are under the control of such Guarantor.

        (b) All payments received by Agent or any Lender from any Person other than a Guarantor on account of the Guaranteed Obligations shall be deemed as having been applied to Guaranteed Obligations which, pursuant to this Section 2.3, are in excess of the amounts guaranteed hereunder.

        2.4 Authorization of Renewals, Etc. The Guarantors authorize the Agent and each Lender, without notice or demand and without affecting its liability hereunder, from time to time:

        (a) to renew, compromise, extend, accelerate or otherwise change the time for payment, or otherwise change the terms, of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon, or otherwise change the terms of the Credit Agreement or any other Loan Document;

        (b) to receive and hold security for the payment of this Guaranty or the Guaranteed Obligations and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

        (c) to apply such security and direct the order or manner of sale thereof as the Agent, or any Lender, as the case may be, in its or their discretion may determine; and

        (d) to release or substitute any one or more of any endorsers or guarantors of the Guaranteed Obligations.

The Guarantors further agree the performance or occurrence of any of the acts or events described in clauses (a), (b), (c), and (d) above with respect to indebtedness or other obligations of the Borrower, other than the Guaranteed Obligations, to the Agent or any Lender, shall not affect the liability of the Guarantors hereunder.

        2.5 Waiver of Certain Rights. Each Guarantor waives any right to require the Agent or any Lender:

        (a) to proceed against the Borrower or any other Person, including any other Guarantor;


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        (b)     to proceed against or exhaust any security for the Guaranteed
                Obligations or any other indebtedness of the Borrower to the Agent or any Lender; or

        (c) to pursue any other remedy in the Agent's or any such Lender's power whatsoever.

        2.6 Waiver of Certain Defenses. (a) Each Guarantor waives any defense arising by reason of any disability or other defense of the Borrower, or the cessation from any cause whatsoever of the liability of the Borrower, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor relief proceeding, or from any other cause, including any such defense or cessation of liability arising from or as a result of any claim of fraudulent transfer or preference, or any claim that such Guarantor's obligations exceed or are more burdensome than those of the Borrower. Each Guarantor waives any defense arising by reason of any statute of limitations affecting the liability of the Borrower. Each Guarantor waives all rights and defenses arising out of an election of remedies by the Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guaranteed Obligations, has destroyed such Guarantor's rights of subrogation and reimbursement against the Borrower by operation of Section 580d of the California Code of Civil Procedure (if applicable) or other applicable law, and all rights or defenses such Guarantor may have by reason of protection afforded to the Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency laws or other laws of the State of California (or other applicable jurisdiction) limiting or discharging the Guaranteed Obligations. Each Guarantor waives any benefit of, and any right to participate in, any security or other guaranty now or hereafter held by the Agent or any Lender securing the Guaranteed Obligations.

        (a) Until the indebtedness shall have been paid in full, even though the indebtedness is in excess of such Guarantor's liability hereunder, each Guarantor waives any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) including, without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11, United States Code) or any successor statute, arising from the existence or performance of this Guaranty, and each Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower and waives any benefit of and any right to participate in any security now or hereafter held by Lender.

        (b) Each Guarantor understands and acknowledges that if Lender forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, that foreclosure could impair or destroy any ability that such Guarantor may have to seek reimbursement, contribution, or indemnification from Borrower or others based on any right such Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by such Guarantor under this Guaranty. Each Guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of Guarantor's rights, if any, may entitle such Guarantor to assert a defense to this Guaranty based on Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty, each Guarantor


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                freely, irrevocably, and unconditionally: (i) waives and
                relinquishes that defense and agrees that such Guarantor will be fully liable under this Guaranty even though Lender may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness; (ii) agrees that such Guarantor will not assert that defense in any action or proceeding which Lender may commence to enforce this Guaranty; (iii) acknowledges and agrees that the rights and defenses waived by such Guarantor in this Guaranty include any right or defense that such Guarantor may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledges and agrees that Lender is relying on this waiver in making the Loans and extending other financial accommodations giving rise to the obligations, and that this waiver is a material part of the consideration which Lender is receiving for creating the Guaranteed Obligations.

        (c) Each Guarantor waives any rights and defenses that are or may become available to it by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

        (d) Each Guarantor waives all rights and defenses that it may have because any of the indebtedness is secured by real property. This means, among other things: (i) Lender may collect from such Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (ii) if Lender forecloses on any real property collateral pledged by Borrower:
                (1) the amount of the indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and
                (2) Lender may collect from such Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses that any Guarantor may have because any of the Guaranteed Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

        (e) Each Guarantor waives any right or defense it may have at law or equity, including California Code of Civil Procedure Section 580a, to a fair market value hearing or action to determine a deficiency judgment after a foreclosure.

        (f) No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty.

        2.7 Waiver of Presentments, Etc. Each Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional Guaranteed Obligations or any other indebtedness of Borrower to the Agent or any Lender.

        2.8 Information Relating to Borrower. Each Guarantor acknowledges and agrees that it shall have the sole responsibility for obtaining from the Borrower such information


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                concerning the Borrower's financial condition or business
                operations as such Guarantor may require, and that neither the Agent nor any Lender has any duty at any time to disclose to any Guarantor any information relating to the business operations or financial condition of the Borrower.

        2.9 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if any Guarantor has failed to make any payment due hereunder upon demand, each Lender is authorized at any time and from time to time, without prior notice to any Guarantor, any such notice being waived by the Guarantors to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Guarantor against any and all obligations of the Guarantors now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not the Agent or such Lender shall have made demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Guarantors and the Agent after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 2.9 are in addition to the other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

        2.10 Subordination. Any obligations of the Borrower to any Guarantor, now or hereafter existing, including, but not limited to, obligations to any Guarantor as subrogee of the Agent or any Lender or resulting from any Guarantor's performance under this Guaranty, are hereby fully subordinated in time and priority of payment to the Guaranteed Obligations and all other indebtedness of the Borrower to the Agent or any Lender. Such obligations of the Borrower to any Guarantor if the Lenders so request shall be enforced and performance received by such Guarantor as trustee for the Agent and the Lenders and the proceeds thereof shall be paid over to the Agent and the Lenders on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of any Guarantor under the other provisions of this Guaranty.

        2.11 Reinstatement of Guaranty. If any payment or transfer of any interest in property by the Borrower to the Agent or any Lender in fulfillment of any Guaranteed Obligation is rescinded or must at any time (including after the return or cancellation of this Guaranty) be returned, in whole or in part, by the Agent or any Lender to the Borrower or any other Person, upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior return or cancellation.

        2.12 Powers. (a) It is not necessary for the Agent or any Lender to inquire into the powers of the Borrower or of the officers, directors, partners or agents acting or purporting to act on its behalf, and any Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.


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        (a)     Each Guarantor authorizes Lender to verify or check any
                information given by such Guarantor to Lender, check Guarantor's credit references, verify employment, and obtain credit reports.

        2.13 Taxes. (a) Any and all payments by the Guarantors to each Lender or the Agent under this Guaranty shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Guarantors shall pay all Other Taxes.

        (a) If the Guarantors shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

        (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Lender or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

        (ii)    the Guarantors shall make such deductions and withholdings;

        (iii) the Guarantors shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

        (iv) the Guarantors shall also pay to each Lender or the Agent for the account of such Lender at the time interest is paid, Further Taxes in the amount that the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

        (b) The Guarantors agree to indemnify and hold harmless each Lender and the Agent for the full amount of (i) Taxes, (ii) Other Taxes, and (iii) Further Taxes in the amount that the respective Lender specifies as necessary to preserve the after-tax yield the Lender would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender or the Agent makes written demand therefor.

        (c) Within 30 days after the date of any payment by the Guarantors of Taxes, Other Taxes or Further Taxes, the Guarantors shall furnish to each Lender or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender or the Agent.

        (d) For purposes of this Section, (i) "Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender


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                or the Agent, as the case may be, is organized or maintains a lending office; (ii) "Other Taxes" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Guaranty; and (iii) "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to this Section.

        2.14 Waiver of Subrogation. Until the Guaranteed Obligations have been indefeasibly paid in full, each Guarantor waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including any claim or right of subrogation under the Bankruptcy Code or any successor statute, against the Borrower arising from the existence or performance of this Guaranty and each Guarantor waives any right to enforce any remedy which the Agent or any Lender now has or may hereafter have against the Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Agent or any Lender secured the Guaranteed Obligations.

        3. Representations and Warranties. Each Guarantor represents and warrants to the Agent and each Lender as follows:

        3.1 Corporate Existence and Power. Such Guarantor (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on their businesses and to execute, deliver, and perform its obligations under, this Guaranty and any other Loan Document to which they are a party; (c) is duly qualified as a foreign corporation, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of their business requires such qualification or license; and (d) is in compliance with all Requirements of Law.

        3.2 Corporate Authorization; No Contravention. The execution, delivery and performance by such Guarantor of this Guaranty and any other Loan Document to which it is party, have been duly authorized by all necessary corporate action, and do not and will not (a) contravene the terms of such Guarantor's Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any lien under, any document evidencing any contractual obligation to which such Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which such Guarantor or its property are subject; or (c) violate any Requirement of Law.

        3.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or


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                enforcement against, such Guarantor of this Guaranty or any other Loan Document to which it is a party.

        3.4 Binding Effect. This Guaranty and each other Loan Document to which such Guarantor is a party constitute the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

        3.5 Regulated Entities. Such Guarantor, any Person controlling any Guarantor or any Subsidiary of any Guarantor is not (a) an "Investment Borrower" within the meaning of the Investment Borrower Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur or guarantee indebtedness.

        4. Miscellaneous

        4.1 Application of Payments on Guaranty. All payments required to be made by the Guarantors hereunder shall, unless otherwise expressly provided herein, be made to the Agent for the account of the Lenders at the Agent's Payment Office. The Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Payments received from the Guarantors shall, unless otherwise expressly provided herein, be applied to costs, fees, or other expenses due under the Loan Documents, any interest (including interest due under subsection 2.07 of the Credit Agreement, any principal due under the Loan Documents and any other Guaranteed Obligations, in such order as the Agent, with the consent of or at the request of the Lenders, shall determine.

        4.2 Assignments, Participations, Confidentiality. Any Lender may from time to time, without notice to the Guarantors and without affecting any Guarantor's obligations hereunder, transfer its interest in the Guaranteed Obligations to Participants and Assignees as provided in the Credit Agreement. The Guarantors agree that each such transfer will give rise to a direct obligation of the Guarantors to each such Participant and Assignee and that each such Participant and Assignee shall have the same rights and benefits under this Guaranty as it would have if it were a Lender party to the Credit Agreement and this Guaranty. Each Guarantor agrees that a Lender may disclose to any assignee or purchaser, or any prospective assignee or purchaser, of all or part of the Guaranteed Obligations, any and all information in such Lender's possession concerning such Guarantor, this Guaranty, and any security for this Guaranty. The Guarantors, the Agent and each Lender agree that the provisions of Section 10.17 of the Credit Agreement shall apply to all information identified as "confidential" or "secret" by the Guarantors and provided to the Agent or such Lender by the Guarantors or any Subsidiary of any Guarantor under this Guaranty or any other Loan Document to which the Guarantors are a party.


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        4.3     Loan Document. This Guaranty is a Loan Document executed and delivered pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof. Without limiting the generality of the foregoing, the provisions of Sections 1.02 and 1.03 of the Credit Agreement shall apply to the interpretation and administration of this Guaranty as if such provisions were incorporated herein, with all references to the "Agreement" in such Sections being deemed to be references to this Guaranty.

        4.4 Addition of Guarantors. Any Person which executes and delivers to the Agent a joinder letter in the form attached hereto as "Exhibit 1" shall, without further action on the part of any Person, automatically become a party hereto as a Guarantor with respect to the repayment and performance of the Guaranteed Obligations and shall be fully obligated as a Guarantor hereunder.

        4.5 Waivers; Writing Required. No delay or omission by the Agent or any Lender to exercise any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof. No waiver of any single breach or default under this Guaranty shall be deemed a waiver of any other breach or default. Any amendment or waiver of any provision of this Guaranty must be in writing and signed by the Guarantors and the Agent, with the written consent of all of the Lenders, in accordance with the terms of Section 10.01 of the Credit Agreement.

        4.6 Remedies. All rights and remedies provided in this Guaranty and any instrument or agreement referred to herein are cumulative and are not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.

        4.7 Costs and Expenses. The Guarantors, jointly and severally, agree to pay or reimburse the Agent and each Lender within five Business Days after demand for all costs and expenses, including Attorney Costs (including allocated costs of Lender's in-house counsel) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Guaranty (including in connection with any "workout" or restructuring regarding amounts due under this Guaranty, and including in any Insolvency Proceeding or appellate proceeding).

        4.8 Severability. The illegality or unenforceability of any provision of this Guaranty or any instrument or agreement referred to herein shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Guaranty or any instrument or agreement referred to herein.

        4.9 Revocation. Each Guarantor absolutely, unconditionally, knowingly, and expressly waives any right to revoke this Guaranty as to future Guaranteed Obligations and, in light thereof, all protection afforded such Guarantor under Section 2815 of the California Civil Code. Each Guarantor fully realizes and understands that, upon execution of this agreement, such Guarantor will not have any right to revoke this

                Guaranty as to any future Guaranteed Obligations and, thus, may have no control over such Guarantor's ultimate responsibility for the Guaranteed Obligations. If, contrary to the express intent of this agreement, any such revocation is effective notwithstanding the foregoing waiver, Guarantors acknowledge and agree that: (a) no such revocation shall be effective until written notice thereof has been received by Lenders and Agent;
                (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof); (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Lenders and Agent which is, or is believed in good faith by Lenders and Agent to be, in existence on the date of such revocation; (d) no payment by any other Guarantor or Borrower, or from any other source, prior to the date of such revocation shall reduce the obligations of such Guarantor hereunder; and (e) any payment by Borrower or from any source other than such Guarantor, subsequent to the date of such revocation, shall first be applied to that portion of the obligations, if any, as to which the revocation by such Guarantor is effective (and which are not, therefore, guarantied by such Guarantor hereunder), and, to the extent so applied, shall not reduce the obligations of such Guarantor hereunder.

        4.10 Notices. All notices or demands by any Guarantor or Agent or Lenders to the other relating to this Guaranty shall be in writing and either personally served or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, telefacsimile, or telegram, and shall be deemed to be given for purposes of this Guaranty on the day that such writing is received by the party to whom it is sent. Unless otherwise specified in a notice sent or delivered in accordance with the provisions of this clause such writing shall be sent to such Guarantor, Agent or Lenders, as applicable, at its address for notices set forth on the signature page hereof or as may otherwise be specified from time to time in a writing sent by one party to the other in accordance with the provisions of this Section.

        4.11 WAIVER OF JURY TRIAL. GUARANTORS, LENDERS, AND AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. GUARANTORS, LENDERS, AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER LOAN

                DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

        4.12 GOVERNING LAW. THIS AGREEMENT, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF GUARANTOR AND LENDERS AND AGENT HERETO AND HEREUNDER SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

        4.13 JURISDICTION AND VENUE. EACH GUARANTOR AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED IN THE COURTS OF THE STATE OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN OR CENTRAL DISTRICTS OF CALIFORNIA. EACH GUARANTOR STIPULATES THAT THE STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF SAN FRANCISCO OR THE CITY OF LOS ANGELES, STATE OF CALIFORNIA SHALL HAVE IN PERSONAM JURISDICTION AND VENUE OVER GUARANTORS FOR PURPOSES OF LITIGATING ANY SUCH DISPUTE, CONTROVERSY, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS. SERVICE OF PROCESS SUFFICIENT FOR PERSONAL JURISDICTION IN ANY ACTION AGAINST ANY GUARANTOR MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GUARANTOR'S ADDRESS FOR NOTICES SPECIFIED IN ACCORDANCE WITH THE TERMS HEREOF. EACH GUARANTOR AGREES THAT ANY FINAL JUDGMENT RENDERED AGAINST SUCH GUARANTOR IN ANY ACTION OR PROCEEDING SHALL BE CONCLUSIVE AS TO THE SUBJECT OF SUCH FINAL JUDGMENT AND MAY BE ENFORCED IN OTHER JURISDICTIONS IN ANY MANNER PROVIDED BY LAW. EACH GUARANTOR ABSOLUTELY, UNCONDITIONALLY, KNOWINGLY, AND EXPRESSLY WAIVES ANY RIGHT SUCH GUARANTOR MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY ACTION OR PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

        4.14 Entire Agreement. This Guaranty (a) integrates all the terms and conditions mentioned herein or incidental hereto, (b) supersedes all oral negotiations and prior writings with respect to the subject matter hereof, and (c) is intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and any such instrument, agreement and document and as the complete and exclusive statement of the terms agreed to by the parties.

               IN WITNESS WHEREOF, each Guarantor has executed this Guaranty by its duly authorized officers as of the day and year first above written.



                                       CENTRAL CHECK CASHING, INC., a
                                       California corporation



                                       By  /S/
                                          --------------------------------------
                                       Name:  Howard Weitzman
                                       Title:  Chief Financial Officer

                                       Notice Information:

                                       Attn:  Gary Cypres
                                       5480 East Ferguson Drive
                                       Commerce, CA 90022
                                       Tel:  323.720.8724
                                       Fax:  323.720.5242

                                       CENTRAL CONSUMER COMPANY OF NEVADA,
                                       a Nevada corporation



                                       By  /S/
                                          --------------------------------------
                                       Name:  Howard Weitzman
                                       Title:  Chief Financial Officer

                                       Notice Information:

                                       Attn:  Gary Cypres
                                       5480 East Ferguson Drive
                                       Commerce, CA 90022
                                       Tel:  323.720.8724
                                       Fax:  323.720.5242


Notice Information for
  Agent and Lenders:

Union Bank of California, N.A., as Agent

Attn:  Robert C. Nagel
350 California Street, 6th Floor
San Francisco, CA 94104
Tel:  415.705.7189
Fax: 415.705.7037

                                    EXHIBIT 1
                           [Guarantor Joinder Letter]


                              ---------------, ----


To the Agent
Referenced below:

                      Re: Central Consumer Finance Company

Ladies and Gentlemen:
                  Reference is made to that certain Credit Agreement, dated as of August 11, 2000 (as amended, the "Credit Agreement"), among Central Consumer Finance Company, a Delaware corporation ("Borrower"), certain financial institutions party thereto (the "Lenders"), and Union Bank of California, N.A., as agent for the Lenders (in such capacity the "Agent"). Unless specifically defined herein, capitalized terms used herein have the meaning set forth in the Credit Agreement.

                  The undersigned hereby confirms and agrees that (a) it has been furnished with a copy of and has read the Credit Agreement, the Schedules and Exhibits thereto, the Guaranty, and the other Loan Documents and understands the effect thereof, and (b) effective as of the date hereof, the undersigned is obligated as, assumes all obligations of, a Guarantor under the Guaranty. The undersigned hereby warrants and represents to you that the representations, warranties, undertakings, and waivers of the undersigned as a Guarantor under the Guaranty, are true, correct, complete, and effective as to the undersigned.

                                       Very truly yours,

                                       [NAME OF GUARANTOR],
                                       a [_________________]

                                       By
                                         ---------------------------------------
                                       Name
                                           -------------------------------------
                                       Title:
                                             -----------------------------------

                                       Notice Information: